UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 17, 2005

MERGE TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1126 South 70th Street, Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 977-4000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Merge Technologies Incorporated (the “Company”) entered into a Merger Agreement (the “Merger Agreement”), dated January 17, 2005, by and among the Company, Cedara Software Corp., an Ontario corporation (“Cedara”), and Corrida, Ltd., an Ontario corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), providing for the merger of Acquisition Sub with and into Cedara (the “Merger”), with Cedara continuing as the surviving corporation.  Following the Merger, Cedara will continue as a wholly owned subsidiary of the Company.  The Boards of Directors of Cedara and the Company have approved the Merger and the Merger Agreement.

Pursuant to the terms of the Merger Agreement, each Cedara common share will be exchanged for 0.587 Company common share or 0.587 exchangeable share and each Cedara option will be exchanged for an option to purchase 0.587 Company common share, with the exercise price to be adjusted by the US$/Cdn$ exchange rate on the date on which the Merger is consummated.  Consummation of the Merger is subject to customary conditions, including approval by each of Company’s and Cedara’s shareholders.  The parties expect the Merger to be completed in the second quarter of 2005.

Item 7.01. Regulation FD Disclosure.

On January 18, 2005, the Company issued a news release announcing that it had entered into the Merger Agreement with Cedara and Acquisition Sub.  The full text of the news release is attached as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

2.1 Merger Agreement by and among Merge Technologies Incorporated, Corrida, Ltd. and Cedara
Software Corp., dated January 17, 2005.

99.1 News Release of Merge Technologies Incorporated dated January 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

Dated: January 18, 2005	By:	/s/ Richard A. Linden
Name: Richard A. Linden
Title: President and Chief Executive Officer

MERGE TECHNOLOGIES INCORPORATED

Dated: January 18, 2005	By:	/s/ Scott T. Veech
Name: Scott T. Veech
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Merger Agreement by and among Merge Technologies Incorporated, Corrida Ltd. and Cedara Software Corp., dated January 17, 2005.

99.1	Exhibit 99.1 News Release of Merge Technologies Incorporated dated January 18, 2005.